EXHIBIT 10.1
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(Carlyle-XV)


                          PURCHASE AGREEMENT
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             (California Plaza; Walnut Creek, California)


     THIS PURCHASE AGREEMENT ("Agreement") is made and entered into as of December 16, 1999 (the "Effective Date") by and between C-C CALIFORNIA PLAZA PARTNERSHIP, a California general partnership (hereinafter called "Seller"), and CALIFORNIA PLAZA AT WALNUT CREEK, INC., a Florida corporation (hereinafter called "Buyer").


                            R E C I T A L S
                            ---------------

     A. Seller is the owner of that certain real property located in the City of Walnut Creek, County of Contra Costa, State of California, consisting primarily of an office building sometimes known as "California Plaza".

     B. Buyer desires to purchase such premises on the terms and conditions hereinafter documented.

           NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

     1. Purchase and Sale. Seller shall sell to Buyer, and Buyer shall purchase from Seller, that certain property located in the State of California, County of Contra Costa, City of Walnut Creek, and commonly known as "California Plaza", comprised of the following (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth:

           (a) that certain real property described in Exhibit "A", attached hereto and made a part hereof and all rights, easements and appurtenances pertaining thereto, including but not limited to any right, title or interest of Seller in and to any strips and gores and any open or proposed adjacent streets, alleys or rights-of-way , subject to the Permitted Exceptions (as hereinafter defined) ("Land");

           (b) all right, title and interest of Seller in and to the buildings, improvements, structures and fixtures ("Improvements") located on the Land, subject to any rights thereto which a tenant may have pursuant to the terms of its Lease;

           (c) all right, title and interest of Seller in and to any leases, licenses and concession agreements, including all amendments, modifications, extensions and addenda to same, all guarantees of same, and all security deposits pertaining to same (hereinafter collectively referred to as the "Leases") of portions of the Land or Improvements; and

           (d) all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "California Plaza" and to the internet website commonly known as "Calplaza.com", and, to the extent assignable, all right, title and interest of Seller in and to all permits, entitlements, warranties, business licenses, plans and specifications, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers relating solely to the Property, but excluding personal property owned by tenants in their capacity as tenants (collectively, the "Personal Property").

     2.    Purchase Price.

           A. The purchase price (the "Purchase Price") for the Property shall be the sum of Seventy One Million Five Hundred Thousand and No/100 Dollars ($71,500,000.00).

     3. Payment of Purchase Price. The Purchase Price shall be paid to Seller by Buyer as follows:

           A. Deposit. Within two (2) business days of the Effective Date (as hereinafter defined), Buyer shall deliver $200,000 (together with all interest thereon, the "Deposit") to Chicago Title Company, 171 North Clark Street, Chicago, Illinois 60601-3294, Attention: Charles Vachout (which company, in its capacity as escrow holder hereunder, is called "Escrow Holder"). The Deposit hereunder shall be made by Buyer to Escrow Holder pursuant to wire transfer of immediately available federal funds and the amounts so deposited shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. At all times in which the Deposit is being held by the Escrow Holder, the Deposit shall be invested by Escrow Holder in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major national money center banking institution reasonably acceptable to Seller, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer. The Deposit shall be disposed of by Escrow Holder only as provided in this Agreement.

           B. Closing Payment. The Purchase Price, as adjusted by the application of the Deposit and by the prorations and credits specified herein, shall be paid by wire transfer on the "Closing Date", as hereinafter defined (the amount to be paid under this Paragraph 3(B) being herein called the "Closing Payment").

     4.    Conditions Precedent

           A.    Title Matters.

                 (1) Title Report, Survey and UCC Reports. Seller has delivered to Buyer a current preliminary title report ("Preliminary Title Report") covering the Property from Chicago Title Company (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"). In addition, Seller has delivered to Buyer that certain survey of the Property dated May, 1999, prepared by Aliquot ("Initial Survey").
No later than December 13, 1999, Seller shall cause the Initial Survey, at Seller's sole cost and expense, be updated and certified to both Buyer and the Title Company ("Survey"). The Survey shall contain the certification set forth on Exhibit "K" attached hereto and made a part hereof. If Buyer shall fail to deliver a Title Objection Notice (as hereinafter defined) setting forth those title and survey matters to which Buyer objects on or before December 13, 1999 ("Title Review Period"), Buyer shall be deemed to have disapproved the exceptions to title shown on the Preliminary Title Report and the matters disclosed on the Initial Survey. If the Preliminary Title Report does not already so provide, no later than December 13, 1999, Buyer shall cause the Title Company to reissue the Preliminary Title Report to include an obligation to provide (i) a CLTA 100 Comprehensive Endorsement (or comparable endorsement), (ii) a CLTA 123.2 Zoning (Completed Structure) Endorsement modified to include parking, (iii) extended coverage, (iv) a contiguity endorsement, (v) an access endorsement, (vi) a tax parcel endorsement, (vii) an endorsement insuring the "gap" period, (viii) a same as survey endorsement, (ix) an endorsement ("Purchase Right Endorsement") with regard to the Purchase Right (as hereinafter defined), and (x) any other endorsement reasonably requested by Buyer. Prior to the expiration of the Due Diligence Period, Buyer, at Buyer's sole cost and expense shall cause to be delivered to Buyer UCC searches in the applicable recording offices and copies of any financing statements filed against the Property in the name of the Property, Seller and Seller's general partner (collectively, the "UCC Report").

                 (2) Additional Title Matters. Approval by Buyer of any additional exceptions to title or survey matters first disclosed after the expiration of the Title Review Period, including, without limitation, any new matters of survey revealed by the Survey, shall be a condition precedent to Buyer's obligation to purchase the Property. Unless Buyer gives written notice that it approves any such additional exceptions to title or survey matters, stating the exceptions or matters so approved, within (5) business days after receipt of written notice thereof (provided that the Closing Date shall be extended up to December 29, 1999 to allow for such five (5) business day period (or portion thereof), if necessary), Buyer shall be deemed to have disapproved said additional title or survey matters.

                 (3) Title Objections. If Buyer shall disapprove any title or survey matters pursuant to this Paragraph 4, Buyer shall give written notice thereof ("Title Objection Notice") to Seller within the time periods provided for in Para-graphs 4(A)(1) or 4(A)(2), as applicable.
Upon receipt by Seller of a Title Objection Notice given in a timely manner, then Seller shall have until the sooner to occur of (1) five (5) business days from receipt of such Title Objection Notice and (2) the Closing Date, within which to notify Buyer as to each disapproved matter pursuant to this Paragraph 4 either that (i) Seller elects not to cause such disapproved matter to be removed as of the Closing Date (provided Seller shall be obligated to remove any existing mortgages or deeds of trust securing loans obtained by or assumed by Seller, any mechanic's liens for work by or on behalf of Seller, and any tax or judgement liens against Seller that are secured in whole or in part by the Property or any portion thereof, and further provided Seller shall be obligated to bond over any mechanic's liens for work by or on behalf of third parties that are secured in whole or in part by the Property or any portion thereof), or (ii) Seller intends to either (a) use commercially reasonable efforts to cause such disapproved matter to be removed on the Closing Date, or (b) obtain a title endorsement (if available and if acceptable to Buyer in Buyer's sole and absolute discretion) insuring over such disapproved matter. Seller shall have no liability except as expressly set forth herein, if for any reason, after electing under (ii) above, such additional disapproved matters are not removed or insured over as of the Closing Date. Failure to deliver any written notification by Seller of its election within such period shall be deemed to be an election not to cause any such additional disapproved matters to be removed. If Seller elects not to cause any or all such additional disapproved matters to be removed or insured over as aforesaid, Buyer shall have until the sooner to occur of (1) two (2) business days from receipt of written notice thereof (or from the date of Seller's deemed election as aforesaid) and (2) the Closing Date, within which to notify Seller in writing either that (x) Buyer revokes its disapproval and will proceed with the purchase of the Property without any reduction in the Purchase Price and will take subject to such matters, or (y)Buyer terminates this Agreement (and thereupon the Deposit shall be delivered to Buyer and, except for the Surviving Obligations (as hereinafter defined), this Agreement shall thereupon terminate). Failure to deliver any written notification by Buyer of its election within such period shall be deemed to be an election to terminate this Agreement as set forth above.

                 (4) Permitted Exceptions. All matters set forth on the Preliminary Title Report which are approved by Buyer in accordance with this Paragraph 4(A) (except for real estate taxes and assessments that are to be prorated at the "Closing" (as hereinafter defined)), are herein called the "Permitted Exceptions". The term Permitted Exceptions shall additionally include any title matters objected to by Buyer, which objections are subsequently waived by Buyer. Buyer shall have the option, exercisable in Buyer's sole and absolute discretion, to waive the condition precedent set forth in this Paragraph 4(A) by written notice to Seller. In the event of such waiver, such condition shall be deemed satisfied.

                 (5) Exceptions to Title. Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title:

                      (a) Real estate taxes and assessments for the year in which the Closing occurs, not yet due and payable; and

                      (b)   The Permitted Exceptions.


           B. Due Diligence Reviews. Buyer shall have until 5:00 p.m. (Central time) on December 16, 1999 (the "Due Diligence Period") within which to perform and complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, service contracts, and all physical, environmental and compliance matters and conditions respecting the Property (other than title and survey matters which shall be governed by the provisions of Paragraph 4(A) above). During the Due Diligence Period, Buyer and its employees, agents, contractors and consultants may conduct such inspections and investigations of the Property as Buyer deems necessary or desirable in connection with its acquisition of the Property, in such scope and detail as may be required by Buyer in its sole and absolute discretion to satisfy itself with all financial, legal and other aspects of the Property, subject to the provisions of this Paragraph 4(B). During the Due Diligence Period, Buyer and its employees, agents, contractors and consultants shall have the right to enter the Property from time to time and, at Buyer's sole cost, to conduct studies, surveys, tests and inspections thereto, including, but not limited to, tests for Hazardous Materials (as hereinafter defined), provided, however, Buyer is not permitted to perform any intrusive testing, including, without limitation, a Phase II environmental assessment or boring, without (i) submitting to Seller the scope and inspections for such testing; and (ii) obtaining the prior written consent of Seller. Any entry by Buyer upon the Property shall be scheduled with, coordinated by and, at Seller's option, attended by, Seller and shall comply with all conditions of the Leases. In the course of such investigations, Buyer shall use commercially reasonable efforts not to interfere with or disrupt the business of the tenants. In the course of its investigations Buyer may make inquiries to third parties including, without limitation, contractors, property managers, parties to contracts, and municipal, local and other government officials and representatives, and Seller consents to such inquiries. During the Due Diligence Period, the Buyer may interview the tenants of the Property, provided that all such interviews are scheduled with, coordinated by and, at Seller's option, attended by, Seller, shall comply with all conditions of the Leases and shall in any event use commercially reasonable efforts not to interfere with or disrupt the business of the tenants. In no event shall Buyer contact any tenant directly without the prior consent of Seller, which consent shall not be unreasonably withheld, delayed, or conditioned. Seller and the Seller's property manager shall make themselves available to attend such interviews, if they elect to attend, upon twenty-four (24) hours notice from Buyer. Such interviews shall be during the normal or customary business hours of the tenant or other parties to be interviewed, and Seller shall provide Buyer twenty-four (24) hours notice of the time of each interview if Seller schedules such interview. Buyer agrees to protect and be responsible for any and all claims, losses, damages, actual costs and expenses (including, without limitation reasonable attorneys' fees and court costs) made, brought, sought or incurred by any of Seller or any of its respective partners, trustees, beneficiaries, shareholders, members, managers, employees, officers, directors, advisors and other agents (the "Protected Parties") by reasons directly arising out of, caused (in whole or in part) by or in connection with any activities of Buyer (including activities of any of Buyer's employees, consultants, contractors or other agents) relating to the Property, including, without limitation, mechanics' liens, damage to the Property, injury to persons or property resulting from such activities in connection therewith. Heitman Capital Management Corporation ("HCMC") agrees to indemnify, defend and hold Seller and the Protected Parties harmless from any and all such claims, losses, damages, and actual costs and damages. The provisions of the immediately preceding sentence of this Paragraph 4(B) shall survive the Closing or the earlier termination of this Agreement, if this Agreement shall be terminated. Buyer shall not be responsible for the indemnification obligations of HCMC and Seller shall look solely to HCMC with respect thereto. Notwithstanding anything to the contrary contained herein, the obligations of Buyer and HCMC under this Paragraph 4(B) shall not apply to the discovery of a condition that existed prior to the commencement of Buyer's or HCMC's activities on the Property. Buyer shall promptly restore the Property to the condition in which it existed prior to the commencement of any such activities which disturb or alter the Property. HCMC shall procure and continue in force from and after the date Buyer first enters the Real Property, and continuing throughout the term of this Agreement, Comprehensive General Liability Insurance with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence, or Commercial General Liability Insurance, with limits of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) per event. Seller shall be included as Additional Insureds under such Comprehensive General Liability or Commercial General Liability Coverage. Seller shall reasonably cooperate with Buyer's inspections and investigations of the Property. Seller agrees to respond within twenty-four (24) hours during normal business hours to any inquiry which Buyer may make from time to time with respect to the information contained in such materials, and shall instruct its property manager and other agents and employees to answer Buyer's inquiries from time to time relating to the condition and operation of the Property, and shall join in any written requests, letters and documents prepared by Buyer for submission to the appropriate city, county or quasi-governmental unit making formal requests and/or application for copies of utility permits, building permits, or other permits necessary for the operation of the Property by Buyer, provided, however, Buyer shall not request an inspection of the Property by any governmental entity. To facilitate Buyer's evaluation, Seller shall give Buyer and its counsel, accountants, and representatives full access, at all reasonable times, to all of its records (to the extent in the possession of Seller or Seller's agents and excluding ownership and partnership records) and operating books with respect to ownership, construction and operation of the Property, and the right to copy the same, and shall furnish Buyer with the due diligence items indicated in the attached Exhibit "G" to the extent the same is in the possession or control of Seller or Seller's agents. In the event of termination hereunder, Buyer shall return all documents and other materials furnished by Seller hereunder, without expunging copies. Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential except as may be required under applicable law or as a result of legal process (i.e. subpoena or court order) and shall obtain similar confidentiality agreements from all third parties which it employs with respect to the Property and with respect to any confidentiality agreements entered into after the Effective Date, shall indemnify the Protected Parties for all damages for breaches thereof. In particular, Seller acknowledges that Buyer is subject to the Florida Public Records Act, Chapter 119 Florida Statutes. Seller agrees that Seller will not make, accept, negotiate, or otherwise pursue any offers for the sale or purchase of the Property prior to: (i)the end of the Due Diligence Period; and, (ii) if Buyer delivers the Approval Notice (as hereinafter defined) to Seller prior to the expiration of the Due Diligence Period and if this Agreement is not previously terminated, the Closing Date. If, on or before the expiration of the Due Diligence Period, Buyer shall determine that it intends to proceed with the acquisition of the Property and Buyer obtains approval from its Investment Committee, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing (such notice being herein called the "Approval Notice") and thereafter, Buyer shall have no further right to terminate this Agreement pursuant to this Paragraph 4(B). If, however, on or before the expiration of the Due Diligence Period, Buyer shall determine in its sole and absolute discretion that it no longer intends to acquire the Property, then Buyer shall promptly notify Seller of such determination in writing (such notice being herein called the "Termination Notice"), whereupon the Deposit shall be returned to Buyer and except for the Surviving Obligations, this Agreement, shall terminate. In the event that, on or before the expiration of the Due Diligence Period, Buyer shall fail to have delivered the Approval Notice to Seller, Buyer shall be deemed to have elected not to proceed with the acquisition of the Property and terminate this Agreement and the Deposit shall be returned to Buyer as set forth above.

           C. Tenant Estoppel Certificates. Receipt of estoppel certificates ("Tenant Estoppel Certificates") dated not more than thirty
(30) days prior to the Closing Date from a sufficient number of the tenants at the Property so that estoppel certificates shall be received with respect to not less than 80% of the gross leased area in the aggregate, covered by leases at the Property in effect as of the date hereof, and which shall include estoppel certificates from the following tenants:
Jacuzzi, Inc., Covance Clinical & Periapproval Services, Air Liquide, Maxis and Bowles & Verna (collectively, the "Required Tenants") and receipt of an estoppel certificate from Seller in substantially the form attached as Exhibit "C-3" attached hereto (a "Seller Estoppel Certificate") with respect to such leases for which a Tenant Estoppel Certificate has not been issued (but not for the Required Tenants, who must deliver their own Tenant Estoppel Certificates), is a condition precedent to Buyer's obligation to purchase the Property hereunder. The form of estoppel certificate to be received from each tenant shall be substantially in the form of Exhibit "C-1" attached hereto and made a part hereof or in the form previously delivered by the applicable tenant to Seller as set forth in Exhibit "C-2", provided, however, if the applicable tenant lease prescribes the required form of estoppel certificate, then such required form shall be deemed acceptable. Buyer must object to Seller in writing within two (2) business days after Buyer's receipt of any estoppel certificate if Buyer claims that the form of any non-conforming estoppel certificate or any tenant or landlord lease defaults or inconsistencies to the list of leases described in any applicable estoppel certificate cause such certificate to be unacceptable for the purposes of this Paragraph 4(C) (and if such objection is not made within such time period, the non-conforming estoppel certificate shall be deemed disapproved for purposes of satisfaction of the foregoing condition precedent). Seller's sole obligation hereunder shall be to utilize reasonable efforts to obtain such Tenant Estoppel Certificates (such reasonable efforts obligation not including any obligation to institute legal proceedings or to expend any monies therefor, other than for minor administrative charges, whether imposed by tenants or incurred by Seller). If Tenant Estoppel Certificates are obtained after the Closing Date with respect to tenants for which Seller shall have delivered a Seller Estoppel Certificate, such Tenant Estoppel Certificates shall replace Seller's Estoppel Certificates to the extent they are not inconsistent, and Seller shall not have any obligations or liabilities under Seller's Estoppel Certificates to the extent that they are so replaced. Buyer shall have the option to waive the condition precedent set forth herein by notice to Seller (whereupon such condition will be deemed satisfied). In the event that on or before the Closing Date such condition is not satisfied (or waived as aforesaid), the obligations of Seller to sell, and Buyer to purchase, this Agreement shall terminate whereupon the Deposit shall be returned to Buyer and except for the Surviving Obligations, this Agreement, shall terminate.

           D. Buyer's Conditions. Buyer shall not be obligated to proceed with the Closing unless and until each of the following conditions has been either fulfilled or waived in writing by Buyer or deemed waived by Buyer by virtue of the occurrence of the Closing:

                 (1) The Seller's representations and warranties contained herein shall be true and correct in all respects as of the Closing Date; for purposes of this clause (a), a representation shall be false if the factual matter that is the subject of the representation is false notwithstanding any lack of knowledge or notice to the party making the representation;

                 (2) As of the Closing Date, the Seller shall have timely performed its obligations hereunder in all material respects and all deliveries to be made at Closing have been tendered;

                 (3) Title Company advises Buyer that it holds all of the documents and other items to be deposited into Escrow by Seller, and is in a position to record the Deed;

                 (4) At no time on or before the Closing Date shall any of the following have been done by, against or with respect to Seller: (i) the commencement of a case under Title 11 of the U.S. Code, or under any other applicable federal or state bankruptcy or similar law; (ii) the appointment of a trustee or receiver of any property interest; (iii) an assignment for the benefit of creditors; (iv) an attachment, execution or other judicial seizure of a substantial property interest; (v) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (vi) a dissolution or liquidation;

                 (5) Other than the tenants described on Exhibit "O" there shall be no material adverse change in the tenants occupancy of their respective premises after the Effective Date. For purposes of the foregoing sentence only, "material adverse change" shall mean a decrease in the occupancy by one or more tenants whose cumulative annual rental shall be more than $75,000.00. Other than the tenants described on Exhibit "O", no tenant shall be more than one (1) month in arrears in the payment of any rent;

                 (6) No material adverse change in the physical condition of the Property shall have occurred after December 2, 1999, other than by wear and tear in the ordinary course of business;

                 (7) Seller has fulfilled the Estoppel Certificate Requirement in accordance with Paragraph 4(C);

                 (8) At Closing, there shall be no change in the matters reflected in the Preliminary Title Report or the UCC Report, and there shall not exist any encumbrance or title defect affecting the Property not described in the Preliminary Title Report or the UCC. Report;

                 (9) At Closing, there shall be no change in the matters reflected in the Survey and there shall not exist any easement, right-of-way, encroachment, conflict or protrusion with respect to the Property not shown on the Survey;

                 (10) At Closing, there shall be no litigation pending or threatened, seeking (a) to enjoin the consummation of the sale and purchase hereunder, (b) to recover title to the Property, or any part thereof or any interest therein, or (c) to enjoin the violation of any law, rule, regulation, restrictive covenant or zoning ordinance that may be applicable to the Land, Improvements or Personal Property;

                 (11) The environmental condition of the Property shall not change adversely after the Effective Date;

                 (12) All of the rejected Service Agreements shall have been terminated on or prior to Closing;

                 (13) All permits, licenses and occupancy certificates, including, but not limited to, all building and use permits and a certificate of occupancy, in force and effect upon the expiration of the Due Diligence Period and which are necessary to continue operating the Property as an office facility, shall be maintained through Closing;

                 (14) Provided that Buyer has obtain a title commitment unconditionally and irrevocably committing to issue the Title Policy (as hereinafter defined), as of Closing, Title Company is unconditionally and irrevocably committed to issue an ALTA Title Policy Owner's form B-1970 with the creditors' rights exception deleted, showing no exceptions to title except the Permitted Exceptions and with the endorsements described in Paragraph 4(A) ("Title Policy");

                 (15) Title Company advises Buyer that it has received all necessary information for filing any return required under Section 6045(e) of the Internal Revenue Code of 1986, as amended with respect to the Closing and to file a Preliminary Change of Ownership statement as required under California law; and

                 (16) Seller shall be ready, willing and able to deliver possession of the Property, including, without limitation, any Personal Property.

If any of the Buyer's conditions are not satisfied by the Closing Date, the Buyer shall have the option to either (i) waive such condition and proceed to Closing, or (ii) to terminate this Agreement whereupon the Deposit shall be returned to Buyer and except for the Surviving Obligations, this Agreement, shall terminate. The Closing shall be conclusive evidence of the fulfillment or waiver of the foregoing Buyer's conditions and in no event shall the foregoing Buyer's conditions survive the Closing. Proceeding to Closing, however, shall not be deemed to affect the representations and warranties of Seller set forth in Paragraph 7 hereof.

           E. Seller's Conditions. Seller shall not be obligated to proceed with the Closing unless and until each of the following conditions has been either fulfilled or waived by Seller or deemed waived by Seller by virtue of the occurrence of the Closing:

                 (1) The Buyer's representations and warranties contained herein shall be true and correct in all respects as of the Closing Date; for purposes of this clause (a), a representation shall be false if the factual matter that is the subject of the representation is false notwithstanding any lack of knowledge or notice to the party making the representation; and

                 (2) As of the Closing Date, the Buyer shall have timely performed its obligations hereunder in all material respects and all deliveries to be made at Closing have been tendered.

If any of the Seller's conditions are not satisfied by the Closing Date, the Seller shall have the option to either (i) waive such condition and proceed to Closing, or (ii) to terminate this Agreement and except for the Surviving Obligations, this Agreement, shall terminate. The Closing shall be conclusive evidence of the fulfillment or waiver of the foregoing Seller's conditions and in no event shall the foregoing Seller's conditions survive the Closing. Proceeding to Closing shall not be deemed to affect the representations and warranties of Buyer set forth in Paragraph 7 hereof.

           F. Approval of Service Agreements. On or before the expiration of the Due Diligence Period, Buyer shall notify Seller as to which, if any, of the Service Agreements that Buyer desires to accept. Seller shall cause all such designated Service Agreements to be assigned to Buyer at Closing. Notwithstanding the preceding sentence, Buyer shall have the option not to accept the assignment of any such Service Agreement as to which the contractor is in default as of the Closing Date. Seller shall cause all other Service Agreements to be terminated as of the Closing Date.

Seller shall cause all Service Agreements between Seller and any affiliate of Seller to be terminated prior to Closing. Seller shall be solely responsible for the payment of all costs associated with such assignments and terminations and shall cause the same to be paid on or before the Closing Date.

           G. Satisfaction of Purchase Right. Prior to the date hereof, Seller has delivered to Haynes and Boone L.L.P., ("Buyer's counsel"), evidence of (i) the satisfaction by Seller of the Purchase Right, and (ii) the unilateral right of Seller to execute this Agreement and to proceed to the Closing in accordance with the terms of this Agreement without the joinder of any other partners of Seller (collectively "Evidence of Authority"). Upon delivery by Buyer of the Approval Notice pursuant to Paragraph 4 (B), Buyer's counsel is hereby authorized to deliver the Evidence of Authority to Buyer without any requirement of further instruction to do so. If Buyer fails to deliver the Approval Notice prior to the expiration of the Due Diligence Period and this Agreement is terminated pursuant to Paragraph 4 (B), Buyer's Counsel is hereby authorized to return the Evidence of Authority to Seller without any requirement of further instruction to do so. On or before December 20,1999 ("Authority Period") , Buyer shall notify Seller in writing whether the Evidence of Authority is acceptable to Buyer, in Buyer's sole and absolute discretion. (such notice being herein called the "Authority Approval Notice"). If, however, Buyer determines that the Evidence of Authority is not acceptable to Buyer then prior to the expiration of the Authority Period, Buyer shall notify Seller of such determination in writing (such notice being herein called the "Authority Termination Notice"), whereupon the Deposit shall be returned to Buyer and except for the Surviving Obligations, this Agreement, shall terminate. In the event that, on or before the expiration of the Authority Approval Period, Buyer shall fail to have delivered the Authority Approval Notice to Seller, Buyer shall be deemed to have elected not to proceed with the acquisition of the Property and terminate this Agreement and the Deposit shall be returned to Buyer as set forth above.

           H. Approval of Purchase Right Endorsement. As of the Effective Date, the Title Company has not provided to Buyer either the form of or the cost of the Purchase Right Endorsement. Buyer and Seller shall both endeavor to have the Title Company promptly provide to Buyer both the form and the cost of the Purchase Right Endorsement. On or before the expiration of the Authority Period, Buyer shall notify Seller in writing whether the form and cost of the Purchase Right Endorsement is acceptable to Buyer, in Buyer's sole and absolute discretion. (such notice being herein called the "Endorsement Approval Notice"). If, however, Buyer determines that the form or cost of the Purchase Right Endorsement is not acceptable to Buyer then prior to the expiration of the Authority Period, Buyer shall notify Seller of such determination in writing (such notice being herein called the "Endorsement Termination Notice"), whereupon the Deposit shall be returned to Buyer and except for the Surviving Obligations, this Agreement, shall terminate. In the event that, on or before the expiration of the Authority Period, Buyer shall fail to have delivered the Endorsement Approval Notice to Seller, Buyer shall be deemed to have elected not to proceed with the acquisition of the Property and terminate this Agreement and the Deposit shall be returned to Buyer as set forth above.

     5. Closing Procedure. The closing ("Closing") of sale and purchase herein provided shall be consummated through escrow ("Escrow") with Escrow Holder. Concurrently with or immediately following the execution of this Agreement, the Escrow will be opened with Escrow Holder in accordance with the terms of this Agreement; provided, however, in the event of any conflict between the terms of this Agreement and the terms of any subsequently delivered escrow instructions, the terms of this Agreement shall govern unless such escrow instructions are signed by both Buyer and Seller and expressly amend the provisions of this Agreement. As used herein, "Closing Date" means December 22, 1999, provided that Seller and Buyer shall endeavor to close the transaction as soon as practical after the completion of the Due Diligence Period. In the event that on December 22, 1999, any of the conditions precedent set forth in Paragraph 4 hereof have not been satisfied, either party hereto shall each have the right to extend the Closing Date for a period not to exceed thirty (30) days in order to satisfy such conditions precedent(s) and for purposes of this Agreement such extended date shall be the Closing Date; provided if such unsatisfied condition is satisfied, such Closing Date shall be two (2) business days upon actual receipt of notice by facsimile (as evidenced by electronic confirmation thereof) to all the parties of the satisfaction of the last remaining of such conditions precedent(s).

           A. Escrow. On or before the Closing Date, the parties shall deliver to Escrow Holder the following: (1) by Seller, a duly executed and acknowledged original grant deed ("Deed") in the form of Exhibit "D" attached hereto and made a part hereof; and (2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made through Escrow pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Escrow Holder in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Escrow Holder's receipt of the Deed, the Closing Payment and a notice from each of Buyer and Seller authorizing Escrow Holder to close the transactions as contemplated herein (each of Buyer and Seller being obligated to deliver such authorization notice as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under Paragraph 5(B) below).

           B. Delivery to Parties. Upon the satisfaction of the conditions set forth in the Escrow Instructions, then (x) the Deed shall be delivered to Buyer by Escrow Holder's depositing the same for recordation,
(y) the Closing Payment (and the Deposit) shall be delivered by Escrow Holder to Seller and (z) at the Closing, the following items shall be delivered:

                 (1) Seller Deliveries. Seller shall deliver the following additional items to Buyer either directly or through Escrow hereunder except for items k, and o, which shall remain on the Property :

                      (a) A duly executed and acknowledged Assignment of Leases, ("Assignment of Leases") in the form of Exhibit "E" attached hereto and made a part hereof;

                      (b) A duly executed and acknowledged Bill of Sale, ("Bill of Sale") in the form of Exhibit "L" attached hereto and made a part hereof;

                      (c) A duly executed and acknowledged Assignment of Service Contracts , ("Assignment of Contracts") in the form of Exhibit "M" attached hereto and made a part hereof;

                      (d) A duly executed and acknowledged Assignment of Construction Warranties, ("Assignment of Warranties") in the form of Exhibit "N" attached hereto and made a part hereof;

                      (e) Duly executed and acknowledged affidavit regarding the "non-foreign" status of Seller;

                      (f)   California Franchise Tax Board Form 590;

                      (g) A certificate of Seller ("Seller Closing Certificate") updating the representations and warranties contained in Paragraph 7(A)(2) hereof to the Closing Date and noting any changes thereto, which changes shall be subject to Buyer's approval (and which approval shall be a condition precedent to Closing);

                      (h)   Originals of the Tenant Estoppel
Certificates;

                      (i)   Originals of the Seller Estoppel
Certificates;

                      (j) Evidence reasonably satisfactory to Buyer and Title Company respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder;

                      (k)   Notices ("Tenant Notices") in a form
reasonably acceptable to Seller and Buyer and executed by the Seller, to all tenants and guarantors under the Leases, all vendors under Service Agreements assigned to and accepted by Buyer, informing such persons of the transfer of the Property;

                      (l) Keys for the Property, including the keys to all individual units and leased space and any office, storage or other facilities used in connection with the Property, and any entry cards or opening devices for any security gates on the Property to the extent such keys are in Seller's possession;

                      (m) A Seller's affidavit in a form customarily accepted by the Title Company to eliminate those standard preprinted exceptions contained in the Title Policy customarily deleted by affidavit;

                      (n) Original copies of any required real estate transfer tax declarations executed by Seller or any other similar documentation, if applicable, required to evidence the payment of any tax imposed by the state, county and city on the transaction contemplated hereby unless Buyer has received an exemption from such transfer tax before Closing;

                      (o)   Settlement or closing statement;

                      (p) Originals of all Leases, tenant files, and any other instruments, records, or correspondence called for hereunder to be delivered by Seller that have not previously been delivered to Buyer;

                      (q)   Release executed by the Broker (as
hereinafter defined) releasing any claim or lien that the Broker may have against Seller, Buyer or the Property as a result of the transactions contemplated in this Agreement; and

                      (r)   Such additional documents as may be
reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

                 (2) Buyer Deliveries. Buyer shall deliver the following to Seller either directly or through Escrow hereunder:

                      (a) A duly executed and acknowledged Assignment of Leases;

                      (b) A duly executed and acknowledged Assignment of Contracts;

                      (c) A duly executed and acknowledged Assignment of Warranties;

                      (d)   A certificate of Buyer ("Buyer Closing
Certificate") updating the representations and warranties contained in Paragraph 7(B) to the Closing Date and noting any changes thereto, which changes shall be subject to Seller's reasonable approval (and which approval shall be a condition precedent to Closing);

                      (e)   duly executed Tenant Notices;

                      (f) Original copies of any required real estate transfer tax declarations executed by Buyer or any other similar documentation, if applicable, required to evidence the payment of any tax imposed by the state, county and city on the transaction contemplated hereby unless Buyer has received an exemption from such transfer tax before Closing;

                      (g)   Settlement or closing statement;

                      (h) Evidence reasonably satisfactory to Seller and Title Company respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and

                      (i)   Such additional documents as may be
reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

           C. Closing Costs. Seller shall pay (i) the title insurance premium for the Owner's Policy attributable to standard ALTA coverage, (ii) the cost to update the Survey, and (iii) one-half of any escrow charges. Buyer shall pay (i) the transfer taxes applicable to the recordation of the Deed, (ii) one-half of any escrow charges, (iii) all costs and premiums associated with any title endorsements which may be requested by Buyer, and
(iv) all fees, costs or expenses incurred by Buyer in connection with Buyer's due diligence reviews hereunder. Each of Seller and Buyer shall pay its own attorneys' fees and its respective share of prorations as hereinafter provided. Notwithstanding the foregoing, in the event the sale contemplated hereby does not close on the Closing Date, then each party shall pay all costs incurred by it. Other costs, charges and expenses shall be paid as provided in this Agreement, or in the absence of such provisions, in accordance with local custom. Seller shall reasonably cooperate with Buyer, at Buyer's cost, in the application by Buyer for an exemption from transfer taxes and such obligation shall survive Closing. Seller agrees and acknowledges that any refund or savings from any exemption from transfer taxes shall be for the account of Buyer.

           D.    Prorations.

                 (1) Items to be Prorated. The following shall be prorated between Seller and Buyer as of midnight of the date prior to the Closing Date ("Proration Date"):

                      (a) All real and personal property taxes and assessments on the Property shall be prorated on the basis that Seller is responsible for all previous tax years and for the current tax year through and including the Proration Date. Notwithstanding the preceding sentence, to the extent that Seller has responsibility to the Contra Costa County Assessor for such taxes under applicable law and such assessments can not passed through to the tenants pursuant to their respective leases of the Property, "escaped assessments" assessed or otherwise imposed upon the Property for all such previous tax years and for the current tax year through and including the Proration Date shall be the responsibility of Seller and shall be subject to adjustment as set forth in Paragraph 5(D)(2) (the "Escaped Assessment Liability"). Such proration shall be based on an estimate of taxes and assessments using the latest available tax bills for the Property; when the actual amount of taxes and assessments are determinable, then such taxes and assessments shall be reprorated and adjusted between the parties to reflect the actual amount of such taxes and assessments. Payment of any increase in real property taxes arising from the sale of the Property contemplated by this Agreement or from any improvements made or leases entered into on or after the Closing Date shall be the responsibility of Buyer. If any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date). Any and all claims or rights to appeal the amount of any real property taxes or other taxes changed in connection with the Property shall belong to Buyer following Closing.

                      (b) At Closing, Seller shall provide a credit against the Purchase Price to Buyer in an amount equal to the outstanding balance of the Subleasing Cost Notes pursuant to the terms of the lease with Air Liquide America Corporation. In addition, at Closing, Seller shall provide a credit against the Purchase Price to Buyer in an amount equal to all prepaid rents attributable to periods after the Proration Date and all security deposits in the amounts provided in the Tenant Estoppel Certificates (provided that if a Tenant Estoppel Certificate is not available at Closing, the amount shown in the most current accounts receivable report as of the Proration Date will be credited). All rentals and other tenant charges and reimbursements received in respect to the month in which the Proration Date occurs (the "Current Month") and Additional Rents (as defined below) for the Current Month which have been received as of the Proration Date shall be prorated on a per diem basis based upon the number of days in the Current Month on or prior to the Proration Date (which shall be allocated to Seller) and the number of days in the Current Month after the Proration Date (which shall be allocated to Buyer). Rents and other tenant charges and Additional Rents which have not been received as of the Proration Date shall not be prorated on the Closing Date. All rentals and other tenant charges and Additional Rents received by Buyer from a tenant after the Closing Date shall be applied as follows:
(i) first, to the payment of the actual reasonable third party costs of collecting such amount; (ii) second, on account of any amounts then currently due Buyer from such tenant for any periods subsequent to the Proration Date; and (iii) third, on account of any amount then currently due Seller from such tenant for any periods on or prior to the Proration Date. Buyer shall (i) bill tenants for all rentals and other tenant charges and Additional Rents, (ii) include all delinquent amounts in its normal billings, (iii) pursue using reasonable and customary measures the collection of all amounts, and (iv) reasonably cooperate with Seller in collecting any amounts due Seller (but shall not be required to litigate or declare a default in any Lease). Delinquent payments, if and when collected by Buyer, shall be paid to Seller to the extent of Seller's interest therein, and if not collected within sixty (60) days after Closing, Seller shall have the right to collect same and to pursue an action against any tenant owing delinquent rents and any other amounts to Seller attributable to the period prior to the Closing Date to collect such amounts, together with damages and the like as a result thereof (but in no event shall Seller have any right to institute eviction proceedings with respect thereto). After application as set forth above, Buyer shall remit to Seller within fifteen (15) business days after the end of the calendar month of Buyer's receipt of that portion of rentals and other tenant charges and Additional Rents received after the Closing Date attributable to periods prior to the Closing Date. With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto and shall indemnify and hold harmless Buyer from any claims for reproration of Additional Rents or other charges, payments or security deposits pursuant to the terms of such terminated leases.

                      (c) Tenants of the Property may be obligated to pay, as additional rent, certain percentage rent, escalations in base rent, parking charges and overtime HVAC charges and pass-throughs of operating and similar expenses and taxes pursuant to the terms of the Leases (collectively, "Additional Rents"). Any percentage rents shall be prorated on a per diem basis at such time as the required annual sales reports and final percentage rent payments are received from the tenants. Such prorations shall be based on the actual sales during each party's period of ownership of the Property and any "break-point" used in the calculation of such percentage rents shall be ratably allocated based on the Proration Date. Any operating cost pass-throughs or other sums paid by tenants to landlord as provided for in the Leases (including, without limitation, real estate tax reimbursements paid by tenants under the Leases) shall be apportioned as follows: (i) all amounts paid to Seller prior to the Proration Date for the period prior to the Closing Date shall be retained by Seller; and (ii) any amounts payable by tenants but not yet collected through the Proration Date, which reimburse landlord for charges accruing prior to the Closing Date, shall be paid by Buyer to Seller within fifteen
(15) business days after the end of each calendar month; and (iii) all amounts payable by tenants to reimburse for charges accruing for the period beginning on, and continuing after, the Closing Date shall be retained by Buyer. Except for checks for December rent which shall be retained by Seller based on Seller's period of ownership of the Property during the month of December, and of which any remainder shall be paid to Buyer within fifteen (15) business days of Seller's receipt of such check, Seller agrees that any checks received by Seller from tenants after the Closing shall, within fifteen (15) business days be endorsed and delivered to Buyer. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to the Leases after the Closing Date, Seller and Buyer shall prorate such Additional Rents at the time that such estimates are actually adjusted or reconciled pursuant to the terms of such Leases. Buyer shall deliver bills to each tenant for Additional Rents by no later than March 15, 2000 and Buyer shall use commercially reasonable efforts to pursue collection of such bills. Any amounts that may be due Seller as a result of such re-prorations shall be paid by Buyer to Seller within fifteen (15) business days after Buyer collects such amounts from the tenants, and any amounts that may be due the tenants from Seller as a result of such re-prorations shall be paid by Seller to Buyer within fifteen (15) business days after written request therefor is delivered to Seller by Buyer (together with reasonable evidence of the amount due the tenants).

                      (d)   Payments under any Service Agreements
assigned to and accepted by Buyer, together with other normal and customary operating expenses of the Property, shall be prorated on a per diem basis
(subject to adjustment as set forth in Paragraph 5(D)(2)).   Seller shall
pay any termination fees, cancellation fees or similar charges arising from the termination of any Service Agreements and Seller agrees to indemnify and hold Buyer and Buyer harmless with respect thereto.

                      (e)   Prior to the Closing Date, Seller shall
request the providers of gas, water, electricity, heat, fuel, sewer and other utilities relating to the Property to terminate service to the Property under Seller's name and to render a final billing as of the Closing Date, and Buyer shall request all such utility providers to establish service to the Property in the name of Buyer as of the Closing Date. If, for any reason, the parties are unable to obtain a final reading of any utility as of the Closing Date, Seller's bill for such utility, shall be estimated based upon the prior month's bill and prorated (subject to adjustment as set forth in Paragraph 5(D)(2)) on a per diem basis on the assumption that utility charges were uniformly incurred during the billing period in which the Closing Date occurs. Except to the extent such items are the responsibility of tenants, prepaid water, sewer, and other utility charges shall be credited to Seller, and accrued water, sewer, and other utility charges shall be credited to Buyer.

                      (f) Except with respect to any leases for which Seller has received Buyer's approval pursuant to Paragraph 7(D)(7) of this Agreement and except for any unexercised option periods contained in any lease, any and all commissions of leasing and rental agents for any Lease entered into before the date of Closing shall be paid by Seller prior to the Closing Date and Seller agree to indemnify and hold Buyer and Buyer harmless with respect thereto.

                 (2) Calculation. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by Buyer and Seller. In the event any prorations or apportionments made under this Paragraph 5(D) shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same provided written notice of such inaccuracy and request for correction is given within six
(6) months after the Closing Date. Notwithstanding the foregoing, any party shall be entitled to an adjustment with respect to any "escaped assessments" assessed or imposed after Closing as referenced in Paragraph 5(D)(1)(a) regardless of when written notice of the request for correction is given. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available, but not later than June 30, 2000. The provisions of Paragraph 5(D) shall survive Closing.

     6.    Condemnation or Destruction of Property.

           A.    Fire or Other Casualty.

                 (1) Insured Casualty. If (i) the Property or any part thereof is damaged by fire or other casualty prior to the Closing Date,
(ii) such casualty is insured pursuant to Seller's existing insurance coverage, and (iii) repair of such casualty would cost in excess of Two Hundred Fifty Thousand Dollars ($250,000) (as determined by an insurance adjuster selected by the insurance carriers and acceptable to Seller and Buyer) or such casualty would entitle any Tenant to terminate its Lease, then Seller shall give Buyer written notice of such damage, and Buyer may terminate this Agreement by written notice to Seller given within ten (10) business days following receipt of Seller's notice of such casualty, provided that the Closing Date shall be extended, if necessary, to provide such full ten (10) business day period. In the event of such termination, the Deposit shall be delivered to Buyer, and this Agreement shall be of no further force and effect and, except for Paragraph 4(B) of this Agreement ("Surviving Obligations"), neither party shall thereafter have any further obligation under this Agreement. If Buyer does not elect to terminate this Agreement or the cost of repair is determined by said adjuster to be less than Two Hundred Fifty Thousand Dollars ($250,000), then the Closing shall take place as herein provided with no reduction in the Purchase Price, and Seller shall assign and transfer to Buyer on the Closing Date, all of Seller's right, title and interest to the balance of insurance proceeds paid or payable to Seller on account of such fire or casualty and Buyer shall be entitled to a credit against the Purchase Price in the amount of any deductible paid or payable by Seller with respect to such claim.

                 (2) Uninsured Casualty. If the Property or any part thereof is damaged by fire or other casualty which is uninsured and if the repair of such casualty would cost less than Two Hundred Thousand Dollars ($200,000) (as determined by Buyer in Buyer's reasonable discretion), then Buyer may either (i) terminate this Agreement by written notice to Seller given within ten (10) business days following receipt of Seller's notice of such casualty, provided that the Closing Date shall be extended, if necessary, to provide such full ten (10) business day period (ii) elect to have the Closing take place as herein provided with Buyer to receive a credit against the Purchase Price in the estimated amount of the repair.
If the Property or any part thereof is damaged by fire or other casualty which is uninsured and if the repair of such casualty would cost in excess of Two Hundred Thousand Dollars ($200,000) (as determined Buyer in Buyer's reasonable discretion), then either Buyer or Seller may terminate this Agreement by written notice to the other party given within ten (10) business days following receipt of Seller's notice of such casualty, provided that the Closing Date shall be extended, if necessary, to provide such full ten (10) business day period. In the event of such a termination under this Paragraph 6(A)(2), the Deposit shall be delivered to Buyer, and this Agreement shall be of no further force and effect and, except for the Surviving Obligations, neither party shall thereafter have any further obligation under this Agreement.

           B. Condemnation. If, prior to Closing, any portion of the Property is taken or threatened to be taken in eminent domain proceedings as evidenced by a written notice from a condemning authority, Seller shall give Buyer written notice of such event and Buyer may terminate this Agreement by notice to Seller given within ten (10) business days after receipt of Seller's notice of such taking or threatened taking, provided that the Closing Date shall be extended, if necessary, to provide such full ten (10) business day period, and, in the event of such termination, the Deposit shall be delivered to Buyer, and this Agreement shall be of no further force and effect and, except for the Surviving Obligations, neither party shall thereafter have any further obligation under this Agreement.
If Buyer does not so elect to terminate, then the Closing shall take place as herein provided without a reduction in the Purchase Price, and Seller shall deliver or assign to Buyer on the Closing Date, all of Seller's right, title and interest in and to all condemnation awards paid or payable to Seller.

     7.    Representations, Warranties and Covenants.

           A.    Representations, Warranties and Covenants of Seller.

                 (1) General Disclaimer. Except as specifically set forth in Paragraph7(A)(2) below, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in Paragraph 7(A)(2) below, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy. WITHOUT LIMITATION THEREON, BUYER HEREBY WAIVES AND DISCLAIMS (1) ANY WARRANTY, EXPRESS, IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING ANY WARRANTY OF HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE AND (2) ANY AND ALL RIGHTS OF CONTRIBUTION OR OTHER RIGHTS OR REMEDIES AGAINST SELLER UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980 (AS AMENDED) ("CERCLA") OR ANY OTHER APPLICABLE ENVIRONMENTAL LAWS, RULES OR REGULATIONS, WHETHER FEDERAL, STATE OR LOCAL; PROVIDED, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF
(A) AN ACTION OR OTHER PROCEEDING IS INSTITUTED BY ANY GOVERNMENTAL BODY, AGENCY OR INSTRUMENTALITY AGAINST BUYER OR AGAINST BUYER AND OTHER PARTIES SEEKING DAMAGES OR OTHER RELIEF PERTAINING TO THE PROPERTY UNDER CERCLA BUYER MAY SEEK TO JOIN SELLER AS A DEFENDANT IN SUCH ACTION, OR (B) SUBJECT TO PARAGRAPH 9 B (2), HAZARDOUS MATERIALS HAVE BEEN INTENTIONALLY AND UNLAWFULLY RELEASED OR DISCHARGED ON THE PROPERTY BY SELLER, BUYER MAY PURSUE ANY AND ALL CAUSES OF ACTIONS AGAINST SELLER AS ARE PERMITTED BY CERCLA OR ANY OTHER APPLICABLE ENVIRONMENTAL LAWS, RULES OR REGULATIONS, WHETHER FEDERAL STATE OR LOCAL.

                 (2) Representations and Warranties of Seller. Subject to the provisions of Paragraph 7(A)(1) above, Seller hereby represents and warrants and covenants to and with Buyer, which representations, warranties and covenants are material and are being relied upon by Buyer, that, except as set forth in Exhibit "F" attached hereto and made a part hereof (and for purposes of this Agreement, the term "Seller's knowledge" shall mean only the present actual knowledge of Andrea Pauls Backman, Senior Vice President and Portfolio Manager of JMB, after having Seller's third party property manager review the representations and warranties contained herein, but otherwise without any duty to investigate and with any imputed or constructive knowledge being excluded):

                 (a) Due Diligence. To the extent the same are in Seller's possession or in the possession of Seller's property manager for the Property, Seller shall provide to Buyer, or provide access to Property to review, the due diligence items requested in Exhibit "G" attached hereto and made a part hereof.

                 (b) Leases. Attached as Exhibit "H" and made a part hereof is a true, complete and accurate list, as of the date thereof, of all Leases respecting the Property. Seller has not received any written notice of a default under any of such Leases that remains uncured. To Seller's knowledge, there is no uncured material event of default pursuant to the terms of such Leases.

                 (c) Litigation. There is no material action, litigation, condemnation or other proceeding against the Property or against Seller with respect to the Property which would not be covered by Seller's insurance for the Property, nor to Seller's knowledge is any such proceeding pending.

                 (d) Compliance. Seller has received no written notice from any governmental authority having jurisdiction over the Property to the effect that the Property or any of its present uses are not in compliance with any applicable zoning, land-use, building, fire, health and safety or any other laws, regulations, ordinances or other governmental rules.

                 (e) Service Agreements. Seller has not entered into any service agreements or other agreements relating to the Property except for those agreements described in Exhibit "I" attached hereto and made a part hereof and except for matters of record and leases ("Service Agreements"). The Service Agreements will be in force on the Closing Date, except as specifically referenced in Exhibit "I" attached hereto and made a part hereof. Seller has not received any written notice of any material default and to Seller's knowledge there is not any default under either the Service Agreements that remains uncured.

                 (f) Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a general partnership, duly organized, validly existing and in good standing under the laws of the State of California, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided. None of the execution and delivery of this Agreement and documents referenced herein, the incurrence of the obligations set forth herein, the consummation of the transactions herein contemplated or referenced herein conflicts with or results in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, lease or other agreements or instruments to which Seller is a party or by which it is otherwise bound.

                 (g) Environmental Matters. Except as set forth in the reports described in Exhibit "J" attached hereto and made a part hereof (the "Environmental Reports"), Seller has received no written notice of the existence, deposit, storage, removal, burial or discharge of any Hazardous Material at, upon, under, within or adjacent to the Property. The term "Hazardous Material" shall mean (i) asbestos and any chemicals, flammable substances or explosives, any radioactive materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local government law to be hazardous, toxic or waste by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or any instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("Environmental Agency"), and (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items (i) and (ii) above cause the Property (or any part thereof) to be in violation of any applicable environmental laws or the regulations of any Environmental Agency; provided, however, that the term Hazardous Material shall not include motor oil and gasoline contained in or lawfully discharged from vehicles not used primarily for the transport of motor oil or gasoline.

                 (h) Solvency. No Bankruptcy/Dissolution Event (as defined below) has occurred with respect to Seller.
"Bankruptcy/Dissolution Event" means the occurrence of any of the following: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of any property interest; (c) an assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; or (e) a dissolution or liquidation, death or incapacity.

                 (i) Impact Fees. To Seller's knowledge, there are no outstanding obligations to pay any capital charges, impact, connection or development fees imposed by any governmental or quasi-governmental authority, or any public or private utility relating to the construction of the Property

                 (j) Tenant Improvements and Concessions. Except as provided in the Leases and except for unexercised option periods, there are no outstanding tenant improvement obligations, leasing commissions or rental concessions with respect to the Property.

                 (k) Prepayments Under Leases. No prepaid rents in excess of one month in advance, security deposits, or merchants association/promotional fund contributions have been paid by any tenant under the Leases, except as disclosed in the Rent Roll.

                 (l) Tax Proceedings. Seller has not received any written notice of any existing or planned tax or abatement proceedings with respect to the Property.

                 (m) Rights to Purchase. Except for certain purchase rights ("Purchase Rights") in favor of Cygna Limited One, a partner in Seller, pursuant to the partnership agreement of Seller, there are no outstanding agreements of sale, option agreements, rights of first refusal, or other rights of third parties to acquire any fee interest in the Property.

                 (n) Condemnation. Seller has not received any written notice of pending or threatened condemnation of the Property.

                 (o) Operating Statements. The operating statements for the Property for the periods 1997, 1998, and year-to-date 1999
(preliminary) were prepared in the usual course of Seller's business.

                 (q) Personal Property. Except for leased Personal Property specified in specified in Exhibit "F", Seller shall own as of the Closing, unencumbered legal title to all of the Personal Property.

                 (r) Employees. Seller does not employ any employees at the Property (any on-site personnel being employed by Seller's third party property manager).

           B. Representations and Warranties of Buyer. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer. Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida, and is duly authorized and qualified to do all things required of it under this Agreement. Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided. None of the execution and delivery of this Agreement and documents referenced herein, the incurrence of the obligations set forth herein, the consummation of the transactions herein contemplated or referenced herein conflicts with or results in the material breach of any terms, conditions or provisions of or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, lease or other agreements or instruments to which Buyer is a party or by which it is otherwise bound

           C. Survival. Any cause of action of a party for a breach of the representations and warranties contained in this Agreement shall survive until December 25, 2000 (the "Survival Period"), at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder). The actual knowledge of Buyer shall be the actual conscious knowledge of Howard J. Edelman, Blaise Keane, and Tony Ferrante, without duty of investigation or inquiry.


           D. Interim Covenants of Seller. Until the Closing Date or the sooner termination of this Agreement:

                 (1) Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.

                 (2) Seller shall not enter into any additional service contracts or other similar agreements without the prior written consent of Buyer.

                 (3) Seller shall not transfer any of the Property or create on the Property any easements, liens, mortgages, encumbrances, or other interests which will survive Closing or permit any changes to the zoning classification of the Property.

                 (4) Seller shall maintain the existing insurance coverages (or substantially equivalent coverage) applicable to the Property.

                 (5) Seller shall comply in all material respects with the terms of the Leases and shall not consent to any default or breach under any Lease or Service Agreement.

                 (6) Seller shall have the right to continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer informed as to the status of leasing prior to the Closing Date. Seller will not, without the prior written consent of Buyer, (i) amend any Leases (ii) cancel any of such Leases, or (iii) execute any new leases without the prior written consent of Buyer. Seller shall submit to Buyer all tenant executed proposals describing the economic terms of any proposed lease, cancellation or amendment along with any financial information on the tenant in Seller's possession (the "Proposal"). Buyer shall provide its written approval or disapproval of such Proposal within five (5) business days after receipt of the Proposal. If Buyer fails to provide written notice of its approval or disapproval within such five (5) business day period, Buyer shall be deemed to have disapproved such Proposal. In the event Buyer specifically disapproves any Proposal, Buyer's notice of disapproval shall include the reasons for such disapproval. In the event Buyer approves any such Proposal, Buyer, upon Closing, shall be solely responsible for all tenant allowances, landlord costs, legal costs, rental concessions and lease commissions payable with respect to such Proposal to the extent disclosed in such Proposal. Seller shall have the right to execute the lease document evidencing a Proposal approved by Buyer provided the Seller's standard lease form is utilized without material modifications. In no event shall Seller have any obligation to enter into any new lease or modify any existing lease unless Buyer shall agree to pay or reimburse Seller on the Closing Date for all tenant improvement costs, landlord costs, legal costs, rental concessions and leasing commissions incurred by Seller under or in connection therewith.

                 8.   Default by Buyer; Remedies of Seller. IF THE SALE
OF THE PROPERTY CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER THIS AGREEMENT SOLELY ON THE PART OF BUYER, WHERE SUCH DEFAULT IS NOT (I) EXPRESSLY WAIVED BY SELLER, (II) CURED WITHIN TEN (10) DAYS AFTER NOTICE THEREOF (OTHER THAN BUYER'S FAILURE TO TENDER THE PURCHASE PRICE AND CLOSE ON THE CLOSING DATE IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THIS AGREEMENT, FOR WHICH NO NOTICE IS REQUIRED OR, IF SUCH DEFAULT IS NOT REASONABLY CURABLE WITHIN TEN (10) DAYS, THEN IF BUYER FAILS TO COMMENCE CURATIVE ACTION WITHIN TEN (10) DAYS AND DILIGENTLY PURSUE THE SAME TO COMPLETION) OR (III) THE RESULT OF A FAILURE OF A CONDITION TO BUYER'S OBLIGATIONS HEREUNDER THEN, PROVIDED SELLER IS NOT CURRENTLY IN DEFAULT HEREUNDER, THE DEPOSIT, TOGETHER WITH ANY AND ALL INTEREST EARNED THEREON SHALL BE PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF SUCH DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE AND AGREE THAT THE DEPOSIT HAS BEEN AGREED UPON AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF SUCH A DEFAULT BY BUYER UNDER THIS AGREEMENT.


           --------------------        --------------------
           Seller's Initials           Buyer's Initials

     Default by Seller; Remedies of Buyer. If the sale of the Property contemplated hereunder is not consummated because of a default under this Agreement solely on the part of Seller, where such default is not (i) expressly waived by Buyer, (ii) cured within ten (10) days after notice thereof or, if such default is not reasonably curable within ten (10) days, then if Seller fails to commence curative action within ten (10) days and diligently pursue the same to completion, then, provided Buyer is not in currently in default hereunder, Buyer may (i) terminate this Agreement, in which event the Deposit, together with any and all interest earned thereon shall be released by the Title Company and delivered to Buyer, and neither Buyer nor Seller shall have any further obligations or liabilities hereunder, except pursuant to the Surviving Obligations and except that Buyer shall be entitled to receive its out-of-pocket expenses up to Two Hundred Thousand Dollars ($200,000.00) incurred in conducting its due diligence activities with respect to the Property, or (ii) pursue the right of specific performance, but no other action for damages or otherwise shall be permitted.

     9.    Miscellaneous.

           A.    Brokers.

                 (1) Except as provided in Paragraph 9(A)(2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall protect Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall protect Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The obligations under this Paragraph 9(A)(1) shall survive the Closing or the earlier termination of this Agreement.

                 (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to HIGroup, formerly known as Hampton's International ("Broker"), pursuant to a separate written agreement with Broker. In the event of a claim for broker's or finder's fee or commissions from Broker or any party claiming by, through, or under Broker, then Seller shall protect Buyer from the same.

           B.    Limitation of Liability.

                 (1) Notwithstanding anything to the contrary contained herein (except with regard to "escaped taxes"; which obligation shall not be so limited), if the Closing shall have occurred, the aggregate liability of Seller arising out of, pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $2,000,000, and Seller hereby covenants and agrees that not less that $2,000,000 of cash proceeds from the Purchase Price shall be retained by the Seller or Carlyle Real Estate Limited Partnership-XV ("Carlyle") and not distributed to its partners prior to the expiration of the Survival Period. The provisions of this Paragraph 9(B)(1) shall survive Closing.

                 (2) Except as specifically set forth hereafter, or to the extent of any distribution in violation of Paragraph 9(B)(1), no constituent partner in or agent of Seller, nor any partner, member, trustee, director, officer, employee, beneficiary, shareholder, participant, representative, advisor or agent of any entity that is or becomes a constituent partner in Seller (collectively, "Indirect Entities") shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability; provided, however, the foregoing shall not limit obligations which Carlyle (but not the Indirect Entities of Carlyle) may have for Seller's liabilities hereunder as a general partner of Seller (such liabilities in all events being subject to other limitations contained in this Agreement). Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

           C. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

           D. Time of the Essence. Time is of the essence of this Agreement.

           E. Interpretation. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

           F. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

           G. Successors and Assigns. Buyer may assign this Agreement and its rights under this Agreement to a corporation, limited liability company or such other entity which is wholly owned by The State Board of Administration of Florida, so long as such assignment is effective only upon Closing and assignee assumes responsibility for performance of Buyer's obligations under this Agreement. In such event, Buyer shall be released from all further liability hereunder. Except as allowed by the preceding sentence, neither Buyer nor Seller may assign this Agreement or its rights under this Agreement or delegate responsibility for performance of its obligations under this Agreement absent the prior written consent of the other party. Except as the consenting party may expressly approve in writing, no approved assignment shall release the assigning party from its obligations and duties hereunder. Subject to the foregoing, this Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective successors and assigns. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

           H. Notices. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

           To Buyer:

           c/o The State Board of Administration of Florida
           P. O. Box 13300
           Tallahassee, Florida 32317-3300
           Attention: Douglas W. Bennett
           Facsimile: (850) 413-1147

           With a copy to:
           c/o The State Board of Administration of Florida
           P. O. Box 13300
           Tallahassee, Florida 32317-3300
           Attention: Jeffrey L. Smith
           Facsimile: (850) 413-1147

           With an additional copy to:
           Heitman Capital Management LLC
           Suite 3600
           180 LaSalle Street
           Chicago, Illinois 60601
           Attention: Howard J. Edelman
           Facsimile: (312) 541-6738

           With additional copy to:
           Haynes and Boone, L.L.P.
           Suite 3100
           901 Main Street
           Dallas, Texas 75202-3789
           Attention: Richard K. Martin
           Facsimile: (214) 200-0521
           Telephone: (214) 651-5508

           To Seller:

           c/o JMB Realty Corporation
           900 North Michigan Avenue
           Chicago, Illinois 60611
           Attention: Ms. Andrea Pauls Backman
           Facsimile: (312) 915-2502
           Telephone: (312) 915-2367

           With a copy to:
           Pircher, Nichols & Meeks
           1999 Avenue of the Stars
           Suite 2600
           Los Angeles, California 90067
           Attention:  Real Estate Notices (GML)
           Facsimile: (310) 201-8922
           Telephone: (310) 201-8900

     Any notice so given by mail shall be deemed to have been given as of the date actual delivery by hand and upon delivery to the overnight carrier, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given. Notice may be given by facsimile transmission and shall be deemed given upon actual receipt of the same by the party to whom the same is to be given (as evidenced by electronic confirmation thereof).

           I. Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to protection or the right to indemnification by HCMC pursuant to Paragraph 4(B) of this Agreement, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

           J. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

           K. Business Days. For purposes of this Agreement, the term "business days" shall mean any day other than: a Saturday, a Sunday, a California State or national holiday, November 26, 1999 (the Friday after Thanksgiving), December 24, 1999 (Christmas Eve), December 31, 1999 (New Year's Eve), and any other day on which commercial bankers in California are generally not open for business.

     THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT INTENDED TO NOR SHALL CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO TO ESCROW HOLDER. ESCROW HOLDER SHALL DATE THIS AGREEMENT WITH THE DATE ON WHICH ESCROW HOLDER SHALL HAVE RECEIVED THIS AGREEMENT EXECUTED BY
BOTH BUYER AND SELLER (AND SUCH DATE SHALL BE THE "EFFECTIVE DATE" FOR PURPOSES HEREOF).



                       [Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                      SELLER:

                      C-C CALIFORNIA PLAZA PARTNERSHIP,
                      a California general partnership

                      By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner


                                  By:
                                       ------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                       ------------------------------

                      BUYER:

                      CALIFORNIA PLAZA AT WALNUT CREEK, INC.,
                      a Florida corporation


                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------


     HEITMAN CAPITAL MANAGEMENT LLC is executing this Purchase and Sale Agreement solely to evidence its agreement to be bound by the provisions of Paragraph 4(B).

                      HEITMAN CAPITAL MANAGEMENT LLC
                      an Illinois limited liability company

                      By:   ________________________________
                      Name: Howard J. Edelman
                      Title: Executive Vice President

Dated:  December __, 1999

                    ESCROW HOLDER'S ACKNOWLEDGEMENT
                    -------------------------------


     The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.



Effective Date: December ___, 1999


                      CHICAGO TITLE COMPANY

                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------
                                  "Escrow Holder"

                             EXHIBIT LIST



"A"  -     Property Description

"B"  -     Personal Property

"C-1"-     Form of Tenant Estoppel Certificate

"C-2"-     Form of Previously Delivered Tenant Estoppel Certificate

"D"  -     Deed

"E"  -     Assignment of Leases

"F"  -     Exceptions to Seller's Representations and Warranties

"G"        Requested Documents

"H"  -     List of Leases

"I"  -     Service Agreements

"J"  -     Environmental Reports

"K"  -     Surveyor's Certification

"L"  -     Bill of Sale

"M"  -     Assignment of Service Contracts

"N"  -     Assignment of Construction Warranties

"O"  -     Tenants Not in Occupancy / Delinquent Tenants

                              EXHIBIT "A"

                         Property Description
                         --------------------


PARCEL ONE:

LOTS 3 THROUGH 7, INCLUSIVE, AND LOTS 46 THROUGH 49, INCLUSIVE, ALL IN BLOCK 5, AS SHOWN ON THE MAP OF PRINGLE ADDITION TO THE TOWN OF WALNUT CREEK, FILED MAY 6, 1912 IN BOOK 7 OF MAPS, PAGE 154, CONTRA COSTA COUNTY RECORDS.

EXCEPTING THEREFROM: THAT PORTION OF SAID LOT 49 CONVEYED TO THE CITY OF WALNUT CREEK BY DEED RECORDED NOVEMBER 5, 1969 IN BOOK 5998 OF OFFICIAL RECORDS, PAGE 178, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHERNMOST CORNER OF LOT 49 IN BLOCK 5, AS DESIGNATED ON THE MAP ENTITLED "R.N. BURGESS COMPANY'S MAP OF THE PRINGLE ADDITION TO THE TOWN OF WALNUT CREEK", WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, ON MAY 6, 1912 IN BOOK 7 OF MAPS AT PAGE 154; THENCE ALONG THE WESTERN LINE OF SAID LOT, WHICH LINE IS ALSO THE EASTERN RIGHT OF WAY LINE OF SHORT STREET (40 FEET WIDE), AS SAID STREET EXISTED ON OCTOBER 15, 1969, NORTH 17 degree 26' 31" WEST (NORTH 17 degree 22' 32" WEST) 59.79 FEET; THENCE NORTH 72 degree 33' 29" EAST (NORTH 72 degree 37' 28" EAST) 5.00 FEET; THENCE SOUTH 17 degree 26' 31" EAST (SOUTH 17 degree 22' 32" EAST) 4.82 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A 13.00 FOOT RADIUS TANGENT CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 50 degree 00' 00" A DISTANCE OF 11.35 (11.34) FEET; THENCE SOUTH 67 degree 26' 31" EAST (SOUTH 67 degree 22' 32" EAST) TANGENT TO LAST SAID CURVE 18.74 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A 42.00 FOOT RADIUS TANGENT CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 3 degree 59' 20" (3 degree 49' 54") A DISTANCE OF 2.92 (2.81) FEET TO A POINT ON THE BOUNDARY COMMON TO LOT 49 AND LOT 2 OF THE AFORESAID BLOCK 5, WHICH POINT IS NORTH 22 degree 43' 21" EAST (NORTH 22 degree 37' 28" EAST) 40.58 FEET FROM THE POINT OF BEGINNING, THENCE ALONG THE LAST AFORESAID BOUNDARY SOUTH 22 degree 43' 21" WEST (SOUTH 22 degree 37' 28" WEST) 40.58 FEET TO THE ACTUAL POINT OF BEGINNING.

PARCEL TWO:

PORTION OF PRINGLE AVENUE (NOW KNOWN AS NORTH CALIFORNIA BOULEVARD), AS SHOWN ON THE MAP OF PRINGLE ADDITION TO THE TOWN OF WALNUT CREEK, FILED MAY 6, 1912 IN BOOK 7 OF MAPS AT PAGE 154, CONTRA COSTA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE EASTERLY CORNER OF LOT 7, BLOCK 5 OF SAID MAP OF PRINGLE ADDITION; THENCE FROM SAID POINT OF BEGINNING SOUTH 67 degree 16' 39" EAST (SOUTH 68 degree 19' 00" EAST) ALONG THE DIRECT EXTENSION SOUTHEASTERLY OF THE NORTHEASTERLY LINE OF SAID LOT 7, 26.27 (26.28) FEET TO THE NORTHWESTERLY LINE OF NORTH CALIFORNIA BOULEVARD, AS IT EXISTED ON FEBRUARY 10, 1981; THENCE ALONG SAID NORTHWESTERLY LINE AS FOLLOWS: SOUTH 26 degree 09' 48" WEST (SOUTH 25 degree 13' 24" WEST) 110.17 (110.41) FEET;
SOUTHWESTERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 972.00 (972.07) FEET, THROUGH A CENTRAL ANGLE OF 6 degree 57' 40", AN ARC DISTANCE OF 118.09 (118.10) FEET; AND SOUTH 33 degree 07' 28" WEST (SOUTH 32 degree 11' 04" WEST) 20.58 (21.91) FEET TO THE DIRECT EXTENSION SOUTHEASTERLY OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID BLOCK 5, MAP OF PRINGLE ADDITION; THENCE LEAVING SAID NORTHWESTERLY LINE OF NORTH CALIFORNIA BOULEVARD, NORTH 67 degree 16' 39" WEST (NORTH 68 degree 19' 00" WEST) ALONG SAID EXTENSION,
12.28 (12.43) FEET TO THE SOUTHERLY CORNER OF SAID LOT 3; THENCE ALONG THE SOUTHEASTERLY BOUNDARY LINES OF SAID BLOCK 5 AS FOLLOWS: NORTHEASTERLY ALONG A CURVE TO THE LEFT WITH A RADIUS OF 265.40 (265.42) FEET, THROUGH A CENTRAL ANGLE OF 16 degree 32' 16" (16 degree 50' 12"), AN ARC DISTANCE OF
76.61 (78.00) FEET; AND NORTH 22 degree 37' 28" EAST (NORTH 21 degree 41' 00" EAST) 171.81 (172.00) FEET TO THE POINT OF BEGINNING.

PARCEL THREE:

LOT 45 IN BLOCK 5, AS SHOWN ON THE MAP OF PRINGLE ADDITION, FILED MAY 6, 1912, MAP BOOK 7, PAGE 154, CONTRA COSTA COUNTY RECORDS.

PARCEL FOUR:

ALL EASEMENTS AND RIGHTS APPURTENANT TO THE ABOVE DESCRIBED PARCELS ONE, TWO AND THREE, SET FORTH IN THAT CERTAIN AGREEMENT CAPTIONED "EASEMENT AND LICENSE AGREEMENT" DATED AUGUST 22, 1986, EXECUTED BY AND BETWEEN C-C CALIFORNIA PLAZA PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP, AND TISHMAN CALIFORNIA VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED AUGUST 26, 1986 IN BOOK 13083 OF OFFICIAL RECORDS, PAGE 448, AND RECORDED AUGUST 29, 1986 IN BOOK 13091 OF OFFICIAL RECORDS, PAGE 838.

PARCEL FIVE:

RIGHT OF WAY CREATED IN REFERENCE TO PARCELS ONE, TWO AND THREE ABOVE IN THAT CERTAIN "GRANT OF RECIPROCAL EASEMENTS" DATED JULY 7, 1987, EXECUTED BY AND BETWEEN C-C CALIFORNIA PLAZA PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP, THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, A WISCONSIN CORPORATION, AND WALNUT CREEK CENTER II JOINT VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED MAY 10, 1996, SERIES NO. 96-085917, OFFICIAL RECORDS, AS FOLLOWS:

A NONEXCLUSIVE EASEMENT FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS OVER, THROUGH AND ACROSS THAT PORTION OF THE PARCEL OF LAND DESCRIBED IN EXHIBIT "C" ATTACHED TO SAID "GRANT OF RECIPROCAL EASEMENTS" (96-085917) LYING WITHIN THE PRIVATE STREET KNOWN AS "SHORT STREET", AS SAID "SHORT STREET" EXISTED ON JULY 7, 1987.

                              EXHIBIT "B"

                           Personal Property
                           -----------------

                             EXHIBIT "C-1"

                        Form of Tenant Estoppel
                        -----------------------

                         CERTIFICATE OF TENANT
                         ---------------------


December __, 1999




California Plaza at Walnut Creek, Inc.
c/o Heitman Capital Management LLC
180 N. LaSalle Street
Chicago, IL  60601


           Re:   California Plaza
                 Walnut Creek, California

Ladies and Gentlemen:

     This letter is to confirm that the undersigned is currently the tenant and ________________________________________ is currently the landlord under that certain lease (which lease, together with any amendments listed on Schedule A hereto, is herein called the "Lease") dated _____________with an expiration date of ____________. The Lease covers our premises located in the ________________________________________,
________________________ (the "Leased Property") (as more particularly described in the Lease), for _____square feet of space on the ____ floor and is, on the date of this letter, in full force and effect and binding upon us. The term of the Lease has commenced and rent has commenced to accrue. Further, except as expressly noted in Schedule A attached to this letter, (1) there are no other agreements or amendments between us and no subleases, assignments or modifications of the Lease, (2) no representations, promises, or covenants have been made to us by the landlord other than those expressly set forth in the Lease, (3) to our knowledge, there are no defaults that now exist under the terms of the Lease, whether on the part of landlord or tenant, (4) any improvements required, under the Lease or any other agreement, to be constructed by landlord have been completed to our satisfaction and are open for our use and the use of our customers, employees and invitees, (5) we have accepted possession of and are currently occupying the Leased Property, (6) to our knowledge, we currently have no defenses, offsets or abatements under the Lease, (7) we have paid no rent or other sums more than 30 days in advance to landlord (other than our security deposit described in Schedule A),
(8) our current rental obligations are as described in Schedule A and we have made all payments through ___________, according to the monthly payment schedule set forth in Schedule A, (9) we have paid in full all items of additional rent which have become due and payable under the Lease, and (10) we have no option to purchase the Leased Property nor any options to renew, expand, terminate or rights of first refusal or opportunity with respect to the Leased Property except for ____________________________.

     We do not currently engage in or permit and have not in the past engaged in or permitted, within or about the Leased Property, any handling, storage, generation, discharge or disposal of any toxic or hazardous substances, materials or wastes which are regulated under any federal, state, county or municipal laws regulations, ordinances, orders or directives.

     There are no actions, whether voluntary or otherwise, pending against the undersigned or any guarantor of the undersigned's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof.

     On behalf of ourselves and our successors and assigns, we hereby authorize each of you to forward or otherwise deliver this letter, or a copy hereof, to any third party with which you are dealing in connection with any sale, joint venture, financing or other transaction involving the subject property, and each such party and you and its and your successors and assigns will be entitled to rely on this letter in connection with such transaction.

                            ____________________________________,
                            a __________________________________


                            By:   ________________________________
                                  Name: __________________________
                                  Title: ___________________________

                              Schedule A
                              ----------




Name of Tenant: _________________________________________________

Lease Amendments, if any: _______________________________________

Security Deposit, if any:  ______________________________________

Monthly Fixed Rental Obligations:  ______________________________

Additional Rental Obligations, if any: We are responsible for and are currently paying landlord a full prorata share of Basic Operating Costs based on no less that ______% occupancy. Tenant's Proportionate Share is ______%. With respect thereto, we are currently paying $__________ per month. We are responsible for all utility charges (whether supplied by landlord or the utility company).

Monthly Payments made through:  _________________________________

Additional Matters, if any:

                             EXHIBIT "C-2

             Form of Previously Delivered Tenant Estoppel
             --------------------------------------------

                             EXHIBIT "C-3"


                               [FORM OF]

               SELLER'S SUBSTITUTE ESTOPPEL CERTIFICATE


Re:  California Plaza
     Walnut Creek, California (the "Property")


Ladies and Gentlemen:

     Pursuant to Paragraph 4(C) of that certain Purchase Agreement ("Purchase Agreement") dated December __, 1999, by and between C-C California Plaza Partnership, a California partnership ("Seller") and California Plaza at Walnut Creek, Inc., a Florida corporation ("Buyer"), subject to the limitations provided in Paragraphs 7(A), 7(C) and 9(B) of the Purchase Agreement, Seller hereby certifies that with respect to the lease, as amended (the "Lease") more particularly described in the attached Schedule "A" which is hereby incorporated (the "Schedule"):

     1. The Lease constitutes the entire agreement between the tenant thereunder and Seller with respect to the subject matter thereof, and the Lease has not been modified, amended or supplemented in any way except by the amendments or other agreements described in the Schedule.

     2. The summary of the terms of the Lease contained in the Schedule is true and correct.

     3. Except as provided in the Schedule, to "Seller's knowledge" (as defined in the Purchase Agreement), the tenant has not assigned or entered into a sublease for any portion of the premises covered by the Lease and, to Seller's knowledge, no person or firm other than the tenant or its employees is in possession of such premises or any portion thereof.

     4. To Seller's knowledge, the tenant is not in default under the Lease, nor would be in default but for the passage of time or giving of notice, or both. The tenant has no monetary claim, monetary off-set or monetary counterclaim against the landlord thereunder. Seller is not in default under the Lease, and, to Seller's knowledge, Seller would not be in default under the Lease but for the passage of time or giving of notice or both.

     5. The undersigned is not the subject of any bankruptcy, insolvency, debtor's relief, reorganization, receivership or other similar proceedings.

     6. The Tenant has no option, right of first refusal or otherwise to purchase the Property or any portion thereof or any interest therein and the only interest of the tenant in the Property is that of a tenant pursuant to the terms of the Lease.

     7. The tenant has accepted possession of the premises covered by the Lease ("Premises"), and all improvements to be constructed on the Premises by the landlord have been completed and any tenant construction allowances have been paid in full except
_____________________________________________________________

     8. The tenant has no claim against the landlord for any security deposit or other deposit except $___________ which was paid pursuant to the Lease.



Seller understand that Buyer, its lenders, purchasers and their lenders and their respective successors and assigns will rely on this Certificate.

Very truly yours,

a ______________________________



By:
     ------------------------------
Name:
     ------------------------------
Title:
     ------------------------------

                              EXHIBIT "D"

                              GRANT DEED
                              ----------

Recording Requested By and
When Recorded Mail To:

________________________          |
________________________          |
________________________          |
________________________          |
Attention: _____________          |
                                                                  APN No.:
______________

DOCUMENTARY TRANSFER TAX - SEE SEPARATE TRANSFER TAX STATEMENT

GRANT DEED

           FOR VALUE RECEIVED, ________________________________________,
a ________________________________________ ("Grantor"), grants to
______________________________, a _________________________ ("Grantee"),
all that certain real property (the "Property") situated in the City of ________________________________________, County of ____________________,
State of California, and more particularly described in Exhibit A attached hereto and incorporated herein by reference.

           The Property is conveyed to Grantee subject to: (a) all taxes and assessments, both general and special, not now due and payable; (b) all building and zoning ordinances, laws, regulations and restrictions by municipal or other governmental authority; (c) any and all easements, rights of way, encumbrances, conditions, covenants, restrictions, reservations and exceptions of record; and (d) all matters, including, but not limited to, road, highway, pipeline, railroad and utility easements which would be disclosed by a survey and inspection of the Property.

           IN WITNESS WHEREOF, the undersigned has executed this Grant Deed on ____________, 1999.


                            a______________________________

                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------
                                             "Seller"

                              EXHIBIT "E"

                  ASSIGNMENT AND ASSUMPTION OF LEASES
                  -----------------------------------



     THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment"), dated as of this ____ day of December, 1999, is made by and between C-C CALIFORNIA PLAZA PARTNERSHIP, a California general partnership ("Assignor"), and ________________________, a __________________________ having an address at____________ ("Assignee")

                              WITNESSETH:

     WHEREAS, Assignor is conveying to Assignee, certain land and improvements located in the State of California, County of Contra Costa, City of Walnut Creek, and known as "California Plaza", being more particularly described on Exhibit "A" (collectively, the "Property")

     WHEREAS, Assignor heretofore has entered into, as lessor, or is the assignee of the lessor's interest in, certain leases, lease guarantees and lease amendments, all as identified on Exhibit "B" attached hereto (the "Leases"), for portions of the Property with the various parties identified on Exhibit "B" hereto as Lessees; and

     WHEREAS, Assignee desires to acquire from Assignor, and Assignor desires to transfer and assign to Assignee, all the Assignor's rights, title and interest as Lessor in the Leases.

     NOW, THEREFORE, for and in consideration of the premises and the covenants and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts from Assignor, all of Assignor's right, title and interest in, to, and under of each of the Leases including without limitation, all rents thereunder and those certain estoppel certificates given by the lessee under each of the Leases.

     1. Acceptance. Assignee does hereby accept this Assignment of Leases and specifically assumes and agrees to pay, keep, perform and discharge all of the liabilities, terms, covenants, obligations and agreements on the part of Assignor to be paid, kept, performed and discharged under the Leases accruing on and after the date hereof and agrees to protect Assignor, its successors and assigns, from and to be responsible for all liabilities, costs, expenses, judgments, damages, claims and demands accruing under the Leases on and after the date hereof.

     2. Representations and Warranties This Assignment is given pursuant to that certain Purchase Agreement ("Agreement") dated as of December __, 1999, between the Assignor, as seller, and Assignee, as buyer, respecting the purchase and sale of that property commonly known as "California Plaza" located in the City of Walnut Creek, County of Contra Costa, State of California (the "Property"). The Agreement provides for, among other things, the assignment provided for herein. Subject to the limitations of liability provided in Paragraphs 7(A), 7(C) and 9(B) of the Agreement, Assignor hereby agrees to protect Assignee, its successors and assigns, from all third party monetary claims accruing under the Lease prior to the date hereof and to be responsible for, all third party monetary liabilities, costs, expenses, judgments, damages, claims, and demands accruing under the Leases prior to the date hereof.

     3. Notice to Tenants. Assignor hereby authorizes Assignee to give notice in writing of this Assignment at any time to any tenant under any of the Leases.

     4. Specific Assignment. This Assignment is intended to cover all of the Leases. Nevertheless, Assignor agrees that it will, at any time and from time to time, on demand by Assignee, execute specific assignments of any of the Leases.


     5. Governing Law. This Assignment has been executed and delivered for value at Contra Costra County, California, on the date first above written. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment as of the date first above written.


                      ASSIGNOR:

                      C-C CALIFORNIA PLAZA PARTNERSHIP,
                      a California general partnership

                      By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner


                                  By:
                                       ------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                       ------------------------------

                      ASSIGNEE:

                      _________________________________________
                      a _______________________________________



                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------



                  [ADD APPROPRIATE ACKNOWLEDGEMENTS]

                              EXHIBIT "F"

         Exceptions to Seller's Representations and Warranties
         -----------------------------------------------------

                                 None.

                              EXHIBIT "G"

                          Documents Requested
                          -------------------


Form Lease
All Leases and amendments
Leasing Status reports, weekly basis
Lease proposals
Service and Purchase Contracts
Equipment Leases
Union Contracts
Other Contracts and Agreements
Operating Licenses and Permits
Lease Commission Agreements and Schedules of Commissions Payable
Current Year Operating Budget
Operating Statements, past two years and current year, monthly basis Receivables Report, update on monthly basis
Rent Roll, update on monthly basis
Billing Register, update on monthly basis
Escalation Work Papers and Base Year Amount Details
Utility Invoices, past two years and current monthly
Real Estate Tax Bills, past two years
Current Notice of Assessment Valuation
Tax Parcel Map
Real Estate Consultant Report
Tenant Credit Files
Tenant Financial Statements
Schedule of Capital and Tenant Improvements
Current Schedule of Insurance
Pending Insurance Claims
List of Personnel and Wages
Lease and Tenant Files, to be reviewed at property
Vendor Files, to be reviewed at property
Construction Files, to be reviewed at property
Other Property Files, to be reviewed at property
List of Personal Property
Demising/Leasing/Site Plan
Plans and Specifications
           a.    Architectural
           b.    Structural
           c.    Civil
           d.    Mechanical
           e.    Landscaping
           f.    Sprinkler
           g.    Tenant
Certificates of Occupancy, building and tenant.
Construction Contracts
Guaranties and Warranties
Existing Third party Reports
           a.    Structural Engineering
           b.    Seismic and/or PML Studies
           c.    Environmental and Asbestos
           d.    Soils
           e.    Radon
           f.    Geotechnical
           g.    Ground Water Monitoring
           h.    Sprinkler Test
           i.    Elevator Consultant
Existing Owner's Title Policy
Underlying Recorded Documents
Existing Survey.
Letter from Nabih Youssef & Associates to Mr. Jim Abbey dated September 29, 1999 regarding the Executive Report for California Plaza, 2121 North California Boulevard, Walnut Creek, California, 99601-10.

                              EXHIBIT "H"

                            List of Leases
                            --------------

                              EXHIBIT "I"


                          Service Agreements
                          ------------------

                              EXHIBIT "J"

                         Environmental Reports
                         ---------------------


                                 None.

                              EXHIBIT "K"

                       Surveyor's Certification

TO: THE STATE BOARD OF ADMINISTRATION OF FLORIDA, an agent of the System Trust Fund, a body corporate and governmental agency of the State of Florida, California Plaza at Walnut Creek, Inc., a Florida corporation, their successors and assigns and Chicago Title Insurance Company

     I hereby certify that on this the _____________ day of December, 1999;

     (A) This survey was made on the ground as per the field notes shown on this survey and correctly shows (i) the boundaries and areas of the subject property and the size, location, and type of buildings and improvements thereon (if any) and the distance therefrom to the nearest facing exterior property lines of the subject property; (ii) the location of all rights-of-way, easements, and any other matters of record (or of which I have knowledge or have been advised, whether or not of record) affecting the subject property; (iii) the location of the parking areas on the subject property showing the number of parking spaces provided thereby;
(iv) all abutting dedicated public streets providing access to the subject property together with the width and name thereof; and (v) all other significant items on the subject property;

     (B) Except as shown on the survey, there are no (i) encroachments upon the subject property by improvements on adjacent property; (ii) encroachments on easements or on adjacent property, streets, or alleys by any improvements on the subject property; (iii) party walls; or (iv) conflicts or protrusions;

     (C) Adequate ingress to and egress from the subject property is provided by (name of streets), the same being paved, dedicated public right(s)-of-way maintained by (name of maintaining authority);

     (D) All required building set back lines on the subject property are located as shown hereon; and

     (E) The subject property is not situated within a flood hazard area (as defined in the document entitled "Department of Housing and Urban Development, Federal Insurance Administration - Special Flood Hazard Area Maps") nor is it shown on any U. S. Department of H.U.D. Flood Insurance Boundary Map.

     (F) I further certify that this Survey complies with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys as adopted by the American Land Title Association and the America Congress of Surveying and Mapping including Table A thereto.

     Registered Public Surveyor
     Registration No.
     (Name, Address, Telephone Number
     and Job Number of Surveyor)

                              EXHIBIT "L"

                      BILL OF SALE AND ASSIGNMENT
                      ---------------------------

KNOW ALL MEN BY THESE PRESENTS, that concurrently with the execution and delivery hereof, C-C CALIFORNIA PLAZA PARTNERSHIP, a California general partnership ("Assignor"), and ________________________, a
__________________________ having an address at____________ ("Assignee")

                              WITNESSETH:

     WHEREAS, Assignor is conveying to Assignee, certain land and improvements located in the State of California, County of Contra Costa, City of Walnut Creek, and known as "California Plaza", being more particularly described on Exhibit "A" (collectively, the "Property").

     NOW, THEREFORE, in consideration of the receipt of TEN DOLLARS ($10.00) and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby CONVEY UNTO Assignee, its successors and assigns, all right, title and interest of Assignor in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "California Plaza" and to the internet website commonly known as "Calplaza.com", and, to the extent assignable, all right, title and interest of Seller in and to all permits, entitlements, warranties, business licenses, plans and specifications, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers relating solely to the Property, but excluding personal property owned by tenants in their capacity as tenants (collectively, the "Personal Property").

     This Bill of Sale is given pursuant to that certain Purchase
Agreement ("Agreement") dated as of __________, 1999, between Assignor and Assignee, respecting the purchase and sale of that property commonly known as "California Plaza" located in the City of Walnut Creek, County of Contra Costa, State of California (the "Property"). The Agreement provides for, among other things, the assignment provided for herein. The covenants, agreements, and limitations (including, but not limited to, the limitations of liability provided in Paragraphs 7(A), 7(C) and 9(B) of the Agreement) provided in the Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Assignor and Assignee, and their respective successors and assigns. The property and rights conveyed hereunder are is conveyed "as is", without warranty or representation, except as expressly provided in (and subject to the limitations of) the Agreement.

     IN WITNESS WHEREOF, Assignor has caused this Bill of Sale and Assignment to be executed as of the _____day of December 1999.


                      ASSIGNOR:

                      C-C CALIFORNIA PLAZA PARTNERSHIP,
                      a California general partnership

                      By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner


                                  By:
                                       ------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                       ------------------------------


                      ASSIGNEE:

                      _________________________________________
                      a _______________________________________



                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------



                  [ADD APPROPRIATE ACKNOWLEDGEMENTS]

                              EXHIBIT "M"

            ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS
            ----------------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS ("Assignment") dated as of this ____ day of December, 1999, is made by and between C-C CALIFORNIA PLAZA PARTNERSHIP, a California general partnership
("Assignor"), and ________________________, a __________________________
having an address at____________ ("Assignee")


                              WITNESSETH:

     WHEREAS, Assignor is conveying to Assignee, certain land and improvements located in the State of California, County of Contra Costa, City of Walnut Creek, and known as "California Plaza", being more particularly described on Exhibit "A" (collectively, the "Property")

     WHEREAS, Assignor has heretofore entered into certain service contracts specified in Exhibit "B" which is attached hereto (the "Service Contracts") in connection with the Property; and

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, to the extent assignable or transferable, Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts from Assignor all of Assignor's rights, title and interest in, to, under and by virtue of the service contracts described on Exhibit "B" (collectively "Service Contracts").

     1. Acceptance. Assignee does hereby accept this Assignment of Service Contracts and specifically assumes and agrees to pay, keep, perform and discharge all of the liabilities, terms, covenants, obligations and agreements on the part of Assignor to be paid, kept, performed and discharged under the Service Contracts accruing on and after the date hereof and agrees to protect Assignor, its successors and assigns, from and to be responsible for all liabilities, costs, expenses, judgments, damages, claims and demands accruing under the Service Contracts on and after the date hereof.

     2. Representations and Warranties. This Assignment is given pursuant to that certain Purchase Agreement ("Agreement") dated as of December __, 1999, between the Assignor, as seller, and Assignee, as buyer, respecting the purchase and sale of that property commonly known as "California Plaza" located in the City of Walnut Creek, County of Contra Costa, State of California (the "Property"). The Agreement provides for, among other things, the assignment provided for herein. Subject to the limitations of liability provided in Paragraphs 7(A), 7(C) and 9(B) of the Agreement, Assignor hereby agrees to protect Assignee, its successors and assigns, from all third party monetary claims accruing under the Service Contracts prior to the date hereof, and to be responsible for, all third party liabilities, costs, expenses, judgments, damages, claims, and demands accruing under the Service Contracts prior to the date hereof.

     3. Successors and Assigns. This Assignment of Service Contracts shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Service Contracts to be executed as of the day and year first written above.

                      ASSIGNOR:

                      C-C CALIFORNIA PLAZA PARTNERSHIP,
                      a California general partnership

                      By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner


                                  By:
                                       ------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                       ------------------------------


                      ASSIGNEE:
                      _________________________________________
                      a _______________________________________


                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------



                  [ADD APPROPRIATE ACKNOWLEDGEMENTS]

                              EXHIBIT "N"

         ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION WARRANTIES
         ----------------------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION WARRANTIES
("Assignment") dated as of this ____ day of December, 1999, is made by and between C-C CALIFORNIA PLAZA PARTNERSHIP, a California general partnership ("Assignor"), and ________________________, a __________________________
having an address at____________ ("Assignee")


                              WITNESSETH:

     WHEREAS, Assignor is conveying to Assignee, certain land and improvements located in the State of California, County of Contra Costa, City of Walnut Creek, and known as "California Plaza", being more particularly described on Exhibit "A" (collectively, the "Property")

     WHEREAS, Assignor has heretofore entered into certain contracts construction of improvements on the Property and the purchase of equipment for use on the Property (the "Construction Contracts"), including without limitation, those contracts specified inExhibit "B" which is attached hereto, in connection with the Property; and

     WHEREAS, Assignor and Assignee desire that Assignor shall assign to Assignee and Assignee shall assume from Assignor, any warranties or guaranties that have been issued with respect to the Construction Contracts to the extent that the same are assignable (the Construction Warranties").

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, to the extent assignable or transferable, Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts from Assignor all of Assignor's rights, title and interest in, to, under and by virtue of the Construction Warranties.

     This Assignment of Construction Warranties shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Construction Warranties to be executed as of the day and year first written above.

                      ASSIGNOR:
                      --------

                      C-C CALIFORNIA PLAZA PARTNERSHIP,
                      a California general partnership

                      By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner


                                  By:
                                       ------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                       ------------------------------


                      ASSIGNEE:

                      _________________________________________
                      a _______________________________________



                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title:
                            ------------------------------



                  [ADD APPROPRIATE ACKNOWLEDGEMENTS]

                              EXHIBIT "O"

             TENANTS NOT IN OCCUPANCY / DELINQUENT TENANTS